EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of HEI, Inc.:

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading “Experts” in this Form S-3.

/s/ KPMG LLP

Minneapolis, Minnesota
May 28, 2004